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                                                                  EXHIBIT 10.8


         SIXTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT
                          DATED AS OF FEBRUARY 23, 2005


                  This SIXTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT (together with all Exhibits, Schedules and Annexes hereto, this "Amendment") is among CORRECTIONS CORPORATION OF AMERICA, a Maryland corporation (the "Borrower"), the Lenders (as defined below), including each Issuing Lender, DEUTSCHE BANK SECURITIES INC., as Syndication Agent, SOCIETE GENERALE, as Documentation Agent, and LEHMAN COMMERCIAL PAPER INC., as administrative agent for the Lenders (in such capacity, the "Administrative Agent").

                             PRELIMINARY STATEMENTS:

         A. The Borrower, the lenders party thereto (the "Lenders"), the Administrative Agent, Lehman Brothers Inc., as lead arranger and sole book-running manager, Deutsche Bank Securities Inc. and UBS Warburg LLC, as co-syndication agents, and Societe Generale, as documentation agent, have entered into a Third Amended and Restated Credit Agreement, dated as of May 3, 2002 (together with all Annexes, Exhibits and Schedules thereto and as amended, modified or supplemented from time to time, the "Credit Agreement"; capitalized terms used and not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement; terms defined in Section 1 hereof are used herein as defined therein); and

         B. The Borrower desires to amend the Credit Agreement to permit Letters of Credit to expire after the Revolving Credit Termination Date, and the Agents, the Issuing Lender and the Lenders have agreed to amend the Credit Agreement to permit Letters of Credit to expire after the Revolving Credit Termination Date upon the terms and conditions set forth herein.

                  NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. AMENDMENTS TO CREDIT AGREEMENT TO BE EFFECTIVE ON THE SIXTH AMENDMENT EFFECTIVE DATE.

         (a) Section 3.1(a) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                  (a) Subject to the terms and conditions hereof, the Issuing Lender, in reliance on the agreements of the other Revolving Credit Lenders set forth in Section 3.4(a), agrees to issue standby letters of credit ("Letters of Credit") for the account of the Borrower on any Business Day prior to the date that is five Business Days prior to the Scheduled Revolving Credit Termination Date in such form as may be approved from time to time by the Issuing Lender; provided that the Issuing Lender shall have no obligation to issue any Letter of Credit if, after giving effect to such issuance, (i) the L/C Obligations would exceed the L/C Commitment or (ii) the aggregate amount of the Available Revolving Credit Commitments would be less than zero. Each Letter of Credit shall (i) be denominated in Dollars and (ii) expire no later than the earlier of (x) the first anniversary of its date of


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         issuance and (y) the date that is five Business Days prior to the
         Scheduled Revolving Credit Termination Date; provided that any Letter of Credit with a one-year term may provide for the renewal thereof for additional one-year periods (which shall in no event extend beyond the date referred to in clause (y) above). Notwithstanding the foregoing, the Issuing Lender agrees to issue Letters of Credit with an expiration date later than the date specified in the immediately preceding sentence (but no later than one year from the date of issuance thereof) in reliance upon the Borrower's agreement to cash collateralize such Letters of Credit in accordance with Section 10.15(c) by the date that is 30 days prior to the Scheduled Revolving Credit Termination Date, and the Borrower so agrees to cash collateralize such Letters of Credit by such date, it being understood that until the Loans, the Reimbursement Obligations and the other Obligations under the Loan Documents are paid in full, the Commitments have been terminated and no other Letters of Credit shall be outstanding, such cash collateral shall be subject to the rights of each other Lender under Section 10.7.

         (b) Section 8(a) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                  (a) The Borrower shall fail to pay any principal of any Loan or Reimbursement Obligation when due in accordance with the terms hereof, or the Borrower shall fail to pay any interest on any Loan or Reimbursement Obligation, or any Loan Party shall fail to pay any other amount payable hereunder or under any other Loan Document, within five days after any such interest or other amount becomes due in accordance with the terms hereof, or the Borrower shall fail to cash collateralize any Letter of Credit expiring after the Scheduled Revolving Credit Termination Date in accordance with Sections 3.1(a) and 10.15(c); or

         (c) Section 10.15 of the Credit Agreement is hereby amended by inserting the following new paragraph (c) at the end thereof:

                  (c) For purposes of this Agreement and the other Loan Documents, a Letter of Credit shall be deemed not to be outstanding if
         (i) the Loans, the Reimbursement Obligations and the other Obligations under the Loan Documents shall have been paid in full and the Commitments have been terminated and (ii) the Borrower has either (x) supported such Letter of Credit, on terms and conditions reasonably acceptable to the corresponding Issuing Lender, with another letter of credit from a financial institution reasonably acceptable to the Issuing Lender or (y) provided the Issuing Lender with cash collateral in an amount equal to 105% of the aggregate amount available to be drawn under such Letter of Credit. The Issuing Lender hereby acknowledges and agrees that if a Letter of Credit has been supported with another letter or credit or cash collateralized as provided in this Section, all obligations of the Lenders with respect to such Letters of Credit shall terminate, including the obligations of the Lenders to purchase participations in such Letters of Credit pursuant to Section 3.4 and the obligations of the Lenders to make Revolving Loans pursuant to Sections 2.4, 2.5 and 3.5.

2. CONDITIONS TO EFFECTIVENESS. The effectiveness of the amendments contained in
Section 1 of this Amendment are conditioned upon satisfaction of the following conditions (the date on which all such conditions have been satisfied being referred to herein as the "Sixth Amendment Effective Date"):



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         (a) the Administrative Agent shall have received signed written authorization from the requisite Lenders to execute this Amendment, and shall have received counterparts of this Amendment signed by the Borrower, the Issuing Lender and the other Agents, and counterparts of the consent of the Subsidiary Guarantors attached hereto as Annex 1 (the "Consent") executed by each of the Subsidiary Guarantors;

         (b) each of the representations and warranties in Section 3 below shall be true and correct in all material respects on and as of the Sixth Amendment Effective Date;

         (c) the Administrative Agent shall have received payment in immediately available funds of all expenses incurred by the Administrative Agent (including, without limitation, legal fees) for which invoices have been presented on or before the Sixth Amendment Effective Date; and

         (d) the Administrative Agent shall have received such other documents, instruments, certificates, opinions and approvals as it may reasonably request.

3. REPRESENTATIONS AND WARRANTIES. The Borrower represents and warrants to the Administrative Agent and the Lenders as follows:

         (a) Authority. The Borrower has the requisite corporate power and authority to execute and deliver this Amendment and to perform its obligations hereunder and under the Credit Agreement (as modified hereby). Each of the Subsidiary Guarantors has the requisite corporate or other organizational power and authority to execute and deliver the Consent. The execution, delivery and performance (i) by the Borrower of this Amendment and the Credit Agreement (as modified hereby) and the transactions contemplated hereby and thereby and (ii) by the Subsidiary Guarantors of the Consent, in each case, have been duly approved by all necessary corporate or other action of such Person, and no other corporate or other organizational proceedings on the part of each such Person are necessary to consummate such transactions.

         (b) Enforceability. This Amendment has been duly executed and delivered by the Borrower. The Consent has been duly executed and delivered by each of the Subsidiary Guarantors. Each of this Amendment and the Consent and, after giving effect to this Amendment, the Credit Agreement and the other Loan Documents (i) is the legal, valid and binding obligation of each Loan Party party hereto and thereto, enforceable against such Loan Party in accordance with its terms, except as may be limited by laws relating to the enforcement of creditors' rights and general equitable principles (whether enforcement is sought by proceedings in equity or at law) and (ii) is in full force and effect. Neither the execution, delivery or performance of this Amendment, of the Consent or of the Credit Agreement (as modified hereby), nor the performance of the transactions contemplated hereby or thereby, will adversely affect the validity, perfection or priority of the Administrative Agent's Lien on any of the Collateral or its ability to realize thereon.

         (c) Representations and Warranties. After giving effect to this Amendment, the representations and warranties contained in the Credit Agreement and the other Loan Documents (other than any such representations and warranties that, by their terms, are specifically made as of a date other than the date hereof) are true and correct in all material respects on and as of the date hereof as though made on and as of the date hereof.



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         (d) No Conflicts. Neither the execution and delivery of this Amendment, the Consent or the Credit Agreement (as modified hereby), nor the consummation of the transactions contemplated hereby and thereby, nor the performance of and compliance with the terms and provisions hereof or thereof by any Loan Party will, at the time of such performance, (a) violate or conflict with any provision of its articles or certificate of incorporation or bylaws or other organizational or governing documents of such Person, (b) violate, contravene or materially conflict with any Requirement of Law or any other law, regulation (including, without limitation, Regulation U or Regulation X), order, writ, judgment, injunction, decree or permit applicable to it, except for any violation, contravention or conflict which could not reasonably be expected to have a Material Adverse Effect, (c) (i) violate, contravene or conflict with the contractual provisions of, or cause an event of default under, any Loan Document or (ii) violate, contravene or conflict with the contractual provisions of, or cause an event of default under, any other loan agreement, indenture, mortgage, deed of trust, contract or other agreement or instrument to which it is a party or by which it may be bound or (d) result in or require the creation of any Lien (other than those contemplated in or created in connection with the Loan Documents) upon or with respect to its properties. No consent or authorization of, filing with, notice to or other act by or in respect of, any Governmental Authority or any other Person is required in connection with the transactions contemplated hereby.

         (e) No Default. Both before and after giving effect to this Amendment and the transactions contemplated hereby, no event has occurred and is continuing that constitutes a Default or Event of Default.

4. REFERENCE TO AND EFFECT ON CREDIT AGREEMENT.

         (a) Upon and after the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as modified hereby. This Amendment is a Loan Document.

         (b) Except as specifically modified above, the Credit Agreement and the other Loan Documents are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Security Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations under and as defined therein, in each case as modified hereby.

         (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Secured Party under any of the Loan Documents, nor, except as expressly provided herein, constitute a waiver or amendment of any provision of any of the Loan Documents.

5. COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by facsimile shall be effective as delivery of a manually executed counterpart of this Amendment.

6. SEVERABILITY. Any provision of this Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or



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unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

7. GOVERNING LAW. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.



                            [Signature page follows]



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                  IN WITNESS WHEREOF, the parties hereto have caused this
Amendment to be executed by their respective officers thereunto duly authorized, as of the date first written above.



                                          CORRECTIONS CORPORATION OF AMERICA,
                                          as Borrower

                                          By: /s/ Irving E. Lingo, Jr.
                                              ---------------------------------
                                          Name:  Irving E. Lingo, Jr.
                                          Title: Executive Vice President, Chief
                                                 Financial Officer


                                          LEHMAN COMMERCIAL PAPER INC.,
                                          as Administrative Agent

                                          By: /s/ Ritam Bhalla
                                              ----------------------------------
                                          Name:  Ritam Bhalla
                                          Title: Authorized Signatory


                                          DEUTSCHE BANK SECURITIES INC.,
                                          as Syndication Agent

                                          By: /s/ David S. Bailey
                                              ----------------------------------
                                          Name:  David S. Bailey
                                          Title: Managing Director


                                          SOCIETE GENERALE,
                                          as Documentation Agent

                                          By: /s/ Anne-Marie Dumortier
                                              ----------------------------------
                                          Name:  Anne-Marie Dumortier
                                          Title: Director


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                                                                     Annex 1


                        CONSENT OF SUBSIDIARY GUARANTORS

                  Each of the undersigned is a Subsidiary Guarantor of the Obligations of the Borrower under the Credit Agreement and hereby (a) consents to the foregoing Amendment, (b) acknowledges that notwithstanding the execution and delivery of the foregoing Amendment, the obligations of each of the undersigned Subsidiary Guarantors are not impaired or affected and all guaranties given to the holders of Obligations and all Liens granted as security for the Obligations continue in full force and effect, and (c) confirms and ratifies its obligations under the Guarantee and Security Agreement and each other Loan Document executed by it. Capitalized terms used herein without definition shall have the meanings given to such terms in the Amendment to which this Consent is attached or in the Credit Agreement referred to therein, as applicable. This Consent shall be governed by, and construed in accordance with, the laws of the State of New York.



                            [Signature page follows]


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                  IN WITNESS WHEREOF, each of the undersigned has executed and delivered this Consent of Subsidiary Guarantors as of February 23, 2005.


                                          CCA OF TENNESSEE, LLC
                                          PRISON REALTY MANAGEMENT, INC.
                                          TECHNICAL AND BUSINESS INSTITUTE OF
                                             AMERICA, INC.
                                          CCA INTERNATIONAL, INC.
                                          CCA PROPERTIES OF AMERICA, LLC
                                          CCA PROPERTIES OF ARIZONA, LLC
                                          CCA PROPERTIES OF TENNESSEE, LLC
                                          CCA WESTERN PROPERTIES, INC.


                                          By: /s/ John D. Ferguson
                                              ----------------------------------
                                          Name:  John D. Ferguson
                                          Title: Chief Executive Officer


                                          CCA PROPERTIES OF TEXAS, L.P.

                                          By: /s/ John D. Ferguson
                                              ----------------------------------
                                          Name:  John D. Ferguson
                                          Title: Chief Executive Officer, CCA
                                                 Properties of America, LLC, as
                                                 General Partner


                                          TRANSCOR AMERICA LLC

                                          By: /s/ Todd J. Mullenger
                                              ----------------------------------
                                          Name:  Todd J. Mullenger
                                          Title: Vice President, Treasurer